UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: April 10, 2013 (April 8, 2013)

(Date of Earliest Event Reported)

PENN VIRGINIA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-13283	23-1184320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Radnor Corporate Center, Suite 200
100 Matsonford Road, Radnor, Pennsylvania		19087
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 687-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into Material Definitive Agreement.

Agreement to Purchase Eagle Ford Hunter, Inc.

As previously announced, on April 2, 2013, Penn Virginia Corporation (“PVA”) and its wholly-owned subsidiary, Penn Virginia Oil & Gas Corporation (“PVOG”), entered into a stock purchase agreement (the “Stock Purchase Agreement”) with Magnum Hunter Resources Corporation (“MHR”), pursuant to which PVOG will acquire all of the equity interests in MHR’s wholly-owned subsidiary, Eagle Ford Hunter, Inc. (“Eagle Hunter”), for an aggregate purchase price of approximately $400 million, subject to customary adjustments as provided in the Stock Purchase Agreement (the “Acquisition”). Under the terms of the Stock Purchase Agreement, up to $40 million of the purchase price may be paid, at our option, in shares of PVA common stock, and the remainder of the purchase price must be paid in cash. In connection with the entry into the Stock Purchase Agreement, we paid a deposit of $10 million to MHR, which will be applied towards the purchase price at the closing of the Acquisition.

The Stock Purchase Agreement contains customary representations and warranties and covenants, including provisions for indemnification, subject to the limitations described in the Stock Purchase Agreement.

The Acquisition is scheduled to close on May 2, 2013, or such other date as may be mutually agreed to by PVA and MHR, and is subject to certain customary closing conditions. The parties may terminate the Stock Purchase Agreement if any of the closing conditions have not been satisfied or the transaction has not closed on or before May 17, 2013. The Stock Purchase Agreement provides that we will be required to pay MHR a $25 million termination fee if the Stock Purchase Agreement is terminated under certain circumstances. There is no financing condition to our obligation to consummate the transaction.

On April 8, 2013, PVA, PVOG and MHR entered into an Amendment to Stock Purchase Agreement (the “Stock Purchase Agreement Amendment”), which provides for, among other things, a form of standstill agreement among the parties.

A copy of the Stock Purchase Agreement and the Stock Purchase Agreement Amendment are attached as Exhibit 2.1 and Exhibit 2.2 to this Current Report on Form 8-K, are incorporated by reference herein and are hereby filed. The descriptions of the Stock Purchase Agreement and Stock Purchase Agreement Amendment in this Current Report on Form 8-K are summaries and are qualified in their entirety by reference to the complete text of such agreements.

Guaranty Agreement

Also as previously announced, in connection with the entry into the Stock Purchase Agreement, PVA entered into a Guaranty, dated as of April 2, 2013, in favor of MHR, pursuant to which PVA guaranteed the full and prompt performance by PVOG of all of the amounts to be paid and all agreements, covenants and other obligations required to be performed, observed or satisfied by PVOG pursuant to the terms of or under the Stock Purchase Agreement and/or the documents required to be executed and delivered by PVOG pursuant to the Stock Purchase Agreement (collectively with the Stock Purchase Agreement, the “Transaction Documents”) and all other or additional obligations of PVOG, or any increases, extensions and rearrangements of the foregoing obligations, under any amendments, supplements and other modifications to the Transaction Documents.

A copy of the Guaranty is attached as Exhibit 10.2 to this Current Report on Form 8-K, is incorporated by reference herein and is hereby filed. The description of the Guaranty in this Current Report on Form 8-K is a summary and is qualified in its entirety by reference to the complete text of such agreement.

Item 7.01. Regulation FD Disclosure.

On April 10, 2013, PVA issued a press release announcing that it has priced its upsized private placement of senior notes due 2020 to eligible purchasers, which senior notes are expected to be eligible for resale under Rule 144A or Regulation S of the Securities Act of 1933, as amended (the “Securities Act”). A copy of the press release, dated April 10, 2013, is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Exhibit 99.2 to this Current Report sets forth certain financial and other information of Penn Virginia Corporation.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached Exhibit 99.1 and Exhibit 99.2 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and is not to be incorporated by reference into any filing of PVA under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

2.1	Stock Purchase Agreement, dated as of April 2, 2013, by and among Magnum Hunter Resources Corporation, as seller, Penn Virginia Oil & Gas Corporation, as buyer, and Penn Virginia Corporation, as additional party and guarantor.*

2.2	Amendment to Stock Purchase Agreement, dated as of April 8, 2013, by and among Magnum Hunter Resources Corporation, Penn Virginia Oil & Gas Corporation and Penn Virginia Corporation.*

10.1	Guaranty, dated as of April 2, 2013, by Penn Virginia Corporation in favor of Magnum Hunter Resources Corporation.

99.1	Press Release dated April 10, 2013.

99.2	Certain Financial and Other Information of Penn Virginia Corporation.

*	Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and similar attachments to the Stock Purchase Agreement and Amendment have not been filed herewith. The registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2013

Penn Virginia Corporation

By:	/s/ Nancy M. Snyder
Name:	Nancy M. Snyder
Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description
2.1	Stock Purchase Agreement, dated as of April 2, 2013, by and among Magnum Hunter Resources Corporation, as seller, Penn Virginia Oil & Gas Corporation, as buyer, and Penn Virginia Corporation, as additional party and guarantor.*

2.2	Amendment to Stock Purchase Agreement, dated as of April 8, 2013, by and among Magnum Hunter Resources Corporation, Penn Virginia Oil & Gas Corporation and Penn Virginia Corporation.*

10.1	Guaranty, dated as of April 2, 2013, by Penn Virginia Corporation in favor of Magnum Hunter Resources Corporation.

99.1	Press Release dated April 10, 2013.

99.2	Certain Financial and Other Information of Penn Virginia Corporation.

*	Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and similar attachments to the Stock Purchase Agreement and Amendment have not been filed herewith. The registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.